UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: May 12, 2009 (Date of earliest event reported)

Milacron Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-08485	31-1062125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4165 Half Acre Road, Batavia, Ohio		45103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 536-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Form 8-K

Item 1.01  Entry into a Material Definitive Agreement

A.

As previously reported by Milacron Inc. (the “Company”) in order to provide financing during their Chapter 11 bankruptcy proceedings, the Company and certain of its subsidiaries  (collectively, the “Debtors”) entered into (i) a $80 Million Senior Secured Superpriority Priming Debtor-In-Possession Credit Facility dated as of March 11, 2009 with Avenue Investments, L.P., and DDJ Capital Management, LLC (the “DIP Term Loan Agreement”), (ii) a $55 Million Senior Secured, Super Priority Debtor-In-Possession Credit Agreement dated as of March 11, 2009, with General Electric Capital Corporation (the “DIP Revolving Credit Agreement”), and (iii) an Intercreditor Agreement between General Electric Capital Corporation and DDJ Capital Management, LLC (the “Intercreditor Agreement”, and collectively with the DIP Term Loan Agreement and the DIP Revolving Credit Agreement, the “Financing Agreements”).  Copies of the DIP Term Loan Agreement, DIP Revolving Credit Agreement and the Intercreditor Agreement were filed as  exhibits to the Company’s Current Report on Form 8-K filed on March 17, 2009.

In order to amend certain provisions of the Financing Agreements principally to conform to changes reflected in Bankruptcy Court filings and to facilitate participation by certain holders of the Company's 11 ½ Senior Secured Notes in the DIP Term Loan Agreement, the Debtors entered into Amendment No. 1 to the DIP Term Loan Agreement, filed herewith as Exhibit 10.1, Amendment No. 1 to the Intercreditor Agreement filed herewith as Exhibit 10.2, the First Amendment to the DIP Revolving Credit Agreement, filed herewith as Exhibit 10.3, and the Senior Secured Superpriority Priming Debtor-In-Possession Note Purchase Agreement, filed herewith as Exhibit 10.4.

On May 14, 2009, certain of the Company’s European subsidiaries, namely Cimcool Europe B.V, Cimcool Industrial Products B.V., D-M-E Europe CVBA, Ferromatik Milacron Maschinenbau GmbH, Milacron Kunststoffmaschinen Europa GmbH, Milacron B.V., and Milacron Nederland B.V. (collectively, the “European Subsidiaries”) entered into a Variation Agreement (the "Deed of Variation") to an Asset Based Finance Agreement dated March 12, 2008 (the “Finance Agreement”) with Lloyds TSB Bank, Nederland Branch and Belgium Branch and Lloyds TSB Commercial Finance Limited (together, “Lloyds”).  Among other things, the Deed of Variation sets forth Lloyds' intention, subject to certain conditions, not to exercise its rights, which include rights of acceleration, in respect of the European Subsidiaries' breach of certain financial covenants in the Finance Agreement for an initial period ending July 31, 2009, sets forth an amortization schedule for the $10.5 million property facility term loan outstanding thereunder (as reduced by the Deed of Variation) and adds and amends certain financial covenants. At April 30, 2009, $15.2 million of borrowings and other obligations were outstanding under the Finance Agreement and related documents.  The Deed of Variation is filed herewith as Exhibit 10.5.

Item 9.01

Financial Statements and Exhibit

(d) Exhibits

Exhibit No.

Description

10.1

Amendment No. 1 to Senior Secured Superpriority Priming Debtor-In-Possession Credit Agreement, dated May 12, 2009

10.2

Amendment No. 1 to Intercreditor Agreement, dated May 12, 2009

10.3

First Amendment to Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement, dated May 12, 2009

10.4

Senior Secured Superpriority Priming Debtor-In-Possession Note Purchase Agreement, dated May 12, 2009

10.5

Variation Agreement to an Asset Based Finance Agreement dated March 12, 2008, dated May 14, 2009 (filed as Exhibit 10.1 to Current Report on Form 8-K dated March 18, 2008.)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milacron Inc.

Date: May 18, 2009 By:	/s/John C. Francy
Name: John C. Francy
Title: Vice President-Finance, Chief Financial Officer and Treasurer